Exhibit 99.2

DUNE ENERGY, INC.

Governance Standards for Directors and Committees of the Board

A.	Directors

1.	Definition of “Independence” for Directors or “Independent Director”

No Director of Dune Energy, Inc (the “Company”) shall qualify as “independent” unless the Nominations and Corporate Governance Committee (the “Nominations Committee”) finds by the affirmative vote of a majority of its members followed by the affirmative vote of a majority of the Board of Directors that the Director satisfies the requirements for independence specified below:

•	The Director has no direct or indirect material relationship with the Company; Directors’ fees are the only compensation the Director may receive from the Company.

•	The Director is not an executive officer or other employee of the Company and has not served in such position for the previous three years.

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The Director is not and has not been in the previous three years a partner or employee of or otherwise affiliated with the Company’s present or former outside auditor or the Company’s primary accounting firm on tax related issues.

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The Director is not a partner, shareholder, officer, consultant, or employee of an entity that has, or during the previous three years has had, a business relationship or business interest in or with the Company including but not limited to joint interest owners, vendors, commercial and investment banks, outside independent accountants or law firms, or insurance companies.

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The Director shall not be an Affiliate (as defined in the rules and regulations of the Securities and Exchange Commission) of the Company or be a partner, shareholder, officer, consultant, or employee of an Affiliate of the Company or an entity associated with an Affiliate of the Company or have been sponsored or suggested for Board of Directors membership by a non Director Affiliate of the Company or an entity associated with an Affiliate of the Company.

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The Director is not employed as an executive officer of another entity where at any time during the previous three fiscal years any of the Company’s executive officers have served on the compensation committee of such other entity.

•	The dictates as to independence ascribed to a Director as set forth above shall also apply to members of the Director’s immediate family for purposes of determining “independence.”

In applying these standards the Nominations Committee and the Board of Directors as a whole shall consider the issue not merely from the standpoint of the Director, but also from that of persons or organizations with which the Director has an affiliation. Material relationships can include, among others, commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.

2.	Standards for Director Qualifications

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Each Director should bring to the Company a range of experience, knowledge and judgment. It is not the duty of a Director to represent a particular constituency but to act in favor of the Company and its stockholders.

•	Directors should be active. They should maintain an attitude of constructive skepticism and participate in corporate affairs by asking questions which require accurate honest explanations.

•	Directors must act with integrity and be committed to the Company, its business plans and long-term stockholder value.

•	Directors should have relevant business and industry experience in order to provide a useful perspective on significant risks and competitive advantages facing the Company.

•	Directors must maintain an acceptable level of attendance, preparedness, participation and candor.

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Each Director must be reachable by providing to management whatever forwarding telephone or fax numbers or electronic mail address as are necessary in the event the Director is away from home or office.

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The Director should demonstrate competence in one or more of the following areas: accounting or finance, markets, business or management experience, oil and gas industry knowledge, end user experience or perspective, crisis management, or leadership and strategic planning.

Each Director prior to nomination shall be required to complete two surveys. The first survey will require full disclosure by the Director of business affiliations, other directorships of public and private corporations and not for profit entities, stock ownership in the Company and any other public corporation, employment relationships and involvement in any past or current litigation. This survey shall be used by the Nominations Committee in determining a Director’s independence. This survey should also address the Director’s immediate family with respect to the items set forth in this paragraph. In addition, the Nominations Committee shall periodically perform background checks with respect to nominees for Director.

The second survey shall be developed by the Company’s Chief Executive Officer and will relate to the qualitative requirements necessary for an individual to serve as a Director of a corporation engaged in the oil and gas industry. This survey will be used by the Nominations Committee as well as the Board of Directors in determining a nominee’s suitableness for the position of Director.

3.	Director Compensation

Each non-employee Director shall receive as compensation for serving as a Director:

•	$7,500 retainer per quarter.

•	$2,500 additional retainer per quarter (over the $7,500 base retainer) for the chairman of the Audit Committee.

•	$1,000 additional retainer per quarter (over the $7,500 base retainer) for the chairman of the Compensation Committee.

•	$1,000 per attended meeting of the Board of Directors.

•	$750 per attended meeting of a committee of the Board of Directors.

•	Reimbursement of reasonable and necessary expenses related to his or her service as Director.

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Each non-employee Director shall be entitled to make a one-time annual written election to receive Director’s fees in Company Common Stock, at a 1.25 times factor, pursuant to and in accordance with the Non-Employee Directors Stock Purchase Plan.

•	Each non-employee Director shall be eligible for equity based compensation awards.

Apart from the compensation listed above, a non-employee Director may have no other financial relationship with the Company.

4.	Non-management Directors

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Non-management Directors (i.e. Directors, whether or not Independent, who are not officers of the Company) shall meet in executive session at least every quarter. These meetings should exclude management.

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The non-management Directors shall elect non-management Director as Lead Non-management Director who shall preside at meetings of the non-management Directors. The name of the Lead Non-management Director shall be disclosed in the Company’s annual proxy statement.

•	Interested parties may communicate directly with the non-management Directors as a group.

B.	Committees

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When established by the Board of Directors each committee of the Board of Directors through its chairman will be required to notify the Secretary and the Chief Executive Officer of the Company in writing prior to any planned meetings. Minutes of these meetings will be submitted to the Secretary and the Chief Executive Officer prior to request for payment for any fees or expenses relating to such meetings. Such minutes will be distributed to the full Board of Directors prior to the following meeting of the Board of Directors.

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Each committee member will be paid $750.00 per attended committee meeting and committee meetings can be telephonic; however, if the committee meeting is held on the same day as a general Board of Directors meeting, no additional fees will be paid.

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Board committees will have the authority to hire outside consultants, including legal counsel, as necessary, to accomplish their intended objective; however, the Secretary and the Chief Executive Officer of the Company will be notified in advance of hiring any consultants to ensure no conflict exists with the particular outside consultant. The scope of the outside consultants’ duties and responsibilities will be provided to the Secretary and the Chief Executive Officer in writing along with an estimated cost of the intended services. The Chief Executive Officer, the Secretary or their designee may suggest alternate outside consultants to avoid potential conflicts or to reduce costs. The final decision, however, will rest with the applicable committee of the Board of Directors.

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Each committee of the Board of Directors will have full access to members of management and any outside consultants utilized by management. Management will attempt to provide all information requested by the committee in a timely manner. Management will also make itself available for any committee meetings as requested.

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